Unit Based Compensation	12 Months Ended
Dec. 31, 2018
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Unit Based Compensation
Unit Based Compensation

During the year ended December 31, 2018, a total of 293,770 common units, with an aggregate value of $0.8 million, were granted to the non-management directors of the general partner as part of their annual compensation for 2018.

The Partnership grants restricted unit-based compensation awards as incentive-based compensation to certain employees of the Partnership and Teekay Corporation’s subsidiaries that provide services to the Partnership. During the years ended December 31, 2018, 2017 and 2016, the Partnership granted restricted unit-based compensation awards with respect to 1,424,058, 321,318 and 601,368 units, respectively, with aggregate grant date fair values of $3.7 million, $1.6 million and $2.4 million, respectively for 2018, 2017 and 2016, based on the Partnership’s closing unit price on the grant dates. Each restricted unit is equal in value to one of the Partnership’s common units. Each award represents the specified number of the Partnership’s common units plus reinvested distributions from the grant date to the vesting date. The awards vest equally over three years from the grant date. Any portion of an award that is not vested on the date of a recipient’s termination of service is canceled, unless the termination arises as a result of the recipient’s retirement and, in this case, the award will continue to vest in accordance with the vesting schedule. Upon vesting, the awards are paid to each grantee in the form of common units or cash. As at December 31, 2018, 2017 and 2016 the Partnership had 1,456,999, 480,301 and 361,355 non-vested restricted units outstanding, respectively.

During the year ended December 31, 2018, restricted unit-based awards with respect to a total of 342,560 common units with a fair value of $2.0 million, based on the Partnership’s closing unit price on the grant date, vested and the amount paid to the grantees was made by issuing 111,336 common units and by paying $0.4 million in cash.

During the year ended December 31, 2017, restricted unit-based awards with respect to a total of 255,370 common units with a fair value of $2.2 million, based on the Partnership’s closing unit price on the grant date, vested and the amount paid to the grantees was made by issuing 83,060 common units and by paying $0.6 million in cash.

During the year ended December 31, 2016, restricted unit-based awards with respect to a total of 76,637 common units with a fair value of $2.0 million, based on the Partnership’s closing unit price on the grant date, vested and the amount paid to the grantees was made by issuing 25,286 common units and by paying $0.2 million in cash.

The Partnership recorded unit-based compensation expense of $1.4 million, $0.9 million and $1.9 million, during the years ended December 31, 2018, 2017 and 2016, respectively, in general and administrative expenses in the Partnership’s consolidated statements of (loss) income.

As of December 31, 2018 and December 31, 2017, liabilities relating to cash settled restricted unit-based compensation awards of $0.7 million and $0.5 million, respectively, were recorded in accrued liabilities on the Partnership’s consolidated balance sheets. As at December 31, 2018, the Partnership had $1.4 million of non-vested awards not yet recognized, which the Partnership expects to recognize over a weighted average period of 0.7 years.